ALPS SERIES TRUST

CLARKSTON PARTNERS FUND

CLARKSTON FUND

CLARKSTON SELECT FUND

CLARKSTON FOUNDERS FUND

(the “Funds”)

SUPPLEMENT DATED JUNE 16, 2016 TO THE FUNDS’ STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 26, 2016

The paragraphs under the sub-sections “Full Portfolio Holdings” and “Partial Portfolio Holdings” under the “Disclosure of Portfolio Holdings” section in the Fund’s Statement of Additional Information are hereby deleted and replaced in their entirety with the following:

Full Portfolio Holdings

The disclosure policy currently authorizes the quarterly dissemination of full portfolio holdings of a Fund with a fifteen (15) calendar day lag.  Except as set forth in this Policy, the full holdings of a Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) Portfolio Holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) Portfolio Holdings as of the end of the first and third fiscal quarters will be filed in Form N-Q; and (iii) Portfolio Holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR.  The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

Partial Portfolio Holdings

Except as set forth in this Policy, partial Portfolio Holdings information will only be provided to Third Parties for the most recent month-end period and only after a fifteen (15) calendar day delay from the end of the month being provided.  These holdings may include any combination of the Portfolio Holdings information, except for full Portfolio Holdings.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.